Exhibit 99.1
Vicor Technologies, Inc. (OTCBB: VCRT) A Medical Diagnostic Company Dedicated to the Commercialization Of Breakthrough Risk Stratification Technology

2 Safe Harbor Statement Forward-looking statements in this presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The following factors, among others, could cause our actual results to differ: our ability to generate revenues from the sale of the PD2i Analyzer(tm), our ability to obtain FDA approval of our 510(k) submission to secure a claim for the PD2i CA(tm)(Cardiac Analyzer) to be used in patients undergoing cardiovascular disease testing and our ability to obtain marketing clearance from the FDA for the PD2i VS(tm) (Vital Sign) for military and civilian applications; our ability to obtain the necessary regulatory approvals to market in the People's Republic of China; our ability to develop additional applications for the PD2i(r) algorithm; our ability to continue to receive financing sufficient to continue operations and complete critical clinical trials; our ability to continue as a going concern; our ability to successfully develop products based on our technologies; our ability to obtain and maintain adequate levels of third-party reimbursement for our products; the impact of competitive products and pricing; our ability to receive regulatory approval for our products; the ability of third-party contract research organizations to perform preclinical testing and clinical trials for our technologies; the ability of third-party manufacturers to manufacture our products; our ability to retain the services of our key personnel; our ability to market and sell our products successfully; our ability to protect our intellectual property; product liability; changes in federal income tax laws and regulations; general market conditions in the medical device and pharmaceutical industries; and other matters that are described in Vicor's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequent filings with the Securities and Exchange Commission. Forward-looking statements in this presentation speak only as of the date of the presentation and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

3 Company Overview Market Opportunity Overview PD2i Technology Overview Product Overview

Company Overview Vicor is a medical diagnostics company, focused on commercializing non- invasive diagnostic technology products based on its patented, proprietary clinical metric and algorithm (the "PD2i(r) Algorithm") and software which has all the 510(k) marketing clearances required. The PD2i clinical metric and related software facilitates the ability of a physician to accurately risk stratify a specific target population to predict future pathological events. Vicor is currently commercializing three proprietary diagnostic medical products based on the PD2i(r) Metric and software. Based in Boca Raton, FL, Vicor was founded in 2000 and currently has 17 employees 4

Market Opportunity The total initial domestic target market for diagnostic products utilizing the PD2i clinical metric is 77 million people: 23.6 million diabetics (autonomic nervous system testing) - $1.9 billion market 15 million immediate at-risk cardiac patients (cardiac mortality) - $1.2 billion market 38 million annual trauma events (car accidents, etc) - $0.8 billion market 5 77 Million Potential Patient Population $3.9 Billion Market for PD2i

PD2i Technology Overview What is the PD2i clinical metric? What does the PD2i measure? Why is it superior to other HRV and vital sign technologies? 6

Product Overview PD2i Analyzer and Cardiac Analyzer Product Process PD2i-VS (Still under development) 7

8 Autonomic Nervous System (ANS) - PD2i Analyzer(tm) Market Opportunity Milestones and Marketing Plan Competitive Advantages

Autonomic Nervous System (ANS) - PD2i Analyzer(tm) 2011 Market Opportunity What is the Autonomic Nervous System (ANS)? Large untapped market. How is DAN tested? Early ANS Dysfunction diagnosis. ANS/DAN testing reimbursable under currently existing CPT codes. 9

Autonomic Nervous System (ANS) - PD2i Analyzer(tm) Marketing Plan Substantial revenue generation capability with existing 510(k) National Sales Manager hired September 14, 2010 Hiring additional sales force comprised of independent sales representatives 27 new representatives at end of 2010 15 additional representatives in Q1 2011 60 -70 total independent representatives by Q4 2011 Direct mail campaign to 600 physician practices with outdated ANS equipment Meetings with primary care physicians to educate clinical use of PD2i Analyzer in practice Develop strategic partnerships with electrophysiology thought leaders Exhibit at: American Heart Association American College of Cardiology Heart Rhythm Society International Distribution Agreements signed and others being negotiated Engage National Distribution Partner by Q4 2011 10

Autonomic Nervous System (ANS) - PD2i Analyzer™ Competitive Advantages

- Heart Rate Variability (HRV) testing is the most common non-invasive method to determine patients at risk of Autonomic Nervous System (ANS) dysfunction
- Ansar Group is Vicor's principal competitor to the PD2i Analyzer
  - Ansar developed the ANX 3.0, a noninvasive, real time digital analyzer of autonomic nervous system functioning
  - ANX 3.0 monitor costs ~$40,000 compared to $6,500 for the PD2i Analyzer™
  - Management believes that the PD2i® metric is a more sensitive measure of HRV in diabetic patients than the metric used by the ANX 3.0 - the Normal Range Study in conjunction with several studies in diabetics will be used as proof
- Traditional clinical screening tests (i.e. patient's history, physical exams) are ineffective for early detection of diabetic and cardiac autonomic neuropathy (DAN/CAN)

VICOR TECHNOLOGIES, INC

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12 Cardiac Mortality - PD2i Cardiac Analyzer(tm) Market Opportunity Milestones and Marketing Plan MUSIC Trial Competitive Advantages

Cardiac Mortality - PD2i Cardiac Analyzer(tm) 2011 Market Opportunity 81 million people affected by cardiovascular diseases in the United States: Cardiac Ischemia (heart attack): lack of blood flow and oxygen to the heart Congestive Heart Failure: heart cannot pump enough blood to organs 15 million immediate at-risk patient population with cardiac disease: Sudden Cardiac Death (SCD or arrhythmic death): swift and unexpected loss of heart function, largest cause of natural death in United States (>300,000 / year) Post myocardial infarction (MI or heart attack): 8 million Congestive heart failure (pump failure): 5 million Syncope (fainting/dizziness) and non-ischemic dilated cardiomyopathy (damaged/enlarged heart): 2 million 30 million tests annually: $1.2 billion market for the PD2i Cardiac Analyzer Accurate identification of at-risk patients needed to implant ICDs or CRT-Ds Implantable cardioverter defibrillators (ICDs) monitor heart rate and rhythm and provide a shock to prevent arrhythmic death ICDs enabled with Cardiac Resynchronization Therapy (CRT) provide assistance to the heart's pumping ability as well as a shock to prevent arrhythmic death Conventional diagnostics misidentifiy at-risk patients: Many people who don't need ICDs get implanted - 20 ICDs need to be implanted to save a single life ~80% of those who do die from arrhythmic death would not even qualify for implantation under current criteria/methodology The PD2i Analyzer is the most accurate and effective easy-to-use technology in those patients at risk of cardiac mortality: it directly addresses the over- and under-implantation of devices 13

Cardiac Mortality - PD2i Cardiac Analyzer(tm) "MUSIC" Trial MUSIC trial data set was sufficient to submit the 510(k) premarket notification for cardiovascular use MERTE SUBITA EN INSUFFICIENCIA CARDIACA (MUSIC) Trial Collaboration with the University of Rochester and the Catalan Institute of Cardiovascular Sciences in Barcelona The trial studied the ability of the algorithm to predict cardiac events in congestive heart failure patients Largest heart failure population ever studied: 651 patients with congestive heart failure The first trial to document abnormal heart rhythm as a predictor of sudden cardiac death Patients followed for a mean of 44 months 138 total deaths; 52 verified arrhythmic deaths Results show the PD2i clinical metric was effective in predicting: Total mortality Cardiac mortality Heart failure mortality The PD2i Analyzer will be an effective diagnostic tool for cardiologists in their assessment of treatment options for heart failure patients 14

Cardiac Mortality - PD2i Cardiac Analyzer(tm) Competitive Advantages Currently existing tools to determine patients at risk of Sudden Cardiac Death (SCD or arrhythmic death) all have significant drawbacks Non-invasive tools: ECG, ambulatory monitoring, echocardiography, cardiac stress tests Invasive diagnostic tools: cardiac catheterization, electrophysiology study Cambridge Heart (competitor to the PD2i Cardiac Analyzer) 15

16 Trauma - PD2i-VS(tm) (Vital Sign) Market Opportunity Milestones and Marketing Plan USAISR Trial

Trauma - PD2i-VS(tm) (Vital Sign) Market Opportunity PD2i-VS to be used as a diagnostic/triage tool Military sector opportunity: U.S. and foreign armed forces Civilian sector opportunity: triage and trauma emergency response VS monitoring application would provide critical care personnel with ongoing status updates of the patient's condition 17

Trauma - PD2i-VS™ (Vital Sign)USAISR Trial and Other Studies

- **U.S. Army Institute of Surgical Research (USAISR) Trial**
  - "Prediction of Injury Severity and Outcome in the Critically Ill Using the Point Correlation Dimension Algorithm (PD2i®)": the trial studied the ability of the algorithm in the prediction of death in trauma patients
  - PD2i-VS™ was capable of analyzing clean and noisy ECG files
  - Study of 325 trauma patients to determine which patients would die of their injuries
  - 20 deaths: all were correctly identified by low PD2i® value
  - Conventional triaging techniques had indentified only 6 of the 20 patients as requiring lifesaving intervention

- **PD2i-VS as a continuous vital sign monitor**
  - Planned and ongoing studies to test the PD2i-VS as a monitoring instrument
    - Massachusetts General Hospital
    - University of Mississippi Medical Center
    - ICU study in Ecuador

VICOR TECHNOLOGIES, INC

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19 Business Model / Economics Vicor Physician

Vicor's Business Model "Printer, Printer Cartridge" Business Model Revenue from the sale of the device ($6,500) Recurring fee ($40) for each test performed High margin products Estimated product margin of 30% Estimated test margin of 70% 20 Sample Economics Vicor Number: Tests Per Day 3 Analyzers 500 Annual Tests 375,000 Dollars: Product Revenue $3,250,000 Test Revenue $15,000,000 Total Revenue $18,250,000 Profit $11,475,000 These amounts are estimates only based on certain assumptions and no assurance can be given that these results will be obtained.

Physician's Economics Reimbursement to healthcare providers by third party insurers 60 ICD-9 diagnosis codes Reimbursement ~$160 per test High Incentive for Physician Use 21 Sample Economics Physician Number: Tests Per Day 3 Analyzers 1 Annual Tests 750 Dollars: Up-front investment $6,500 Revenue $160 / test Gross Profit $100 / test Total Annual Gross Profit $75,000 Estimated gross profit per test after payment to Vicor, technician's time and disposables. These amounts are estimates only based on certain assumptions and no assurance can be given that these results will be obtained

22 Management Scientific Advisory Board Investment Highlights

Management Highly experienced management team has track record with public and high-growth companies as well as discovery and commercialization of products. David Fater - President and CEO Dr. Jerry Anchin, Ph.D. - VP of Product Development Dr. Richard M. Cohen, Ph.D. - Chief Operating Officer Dr. Daniel N. Weiss, M.D.,F.A.C.C. - Chief Medical Officer Dr. James Skinner, Ph.D. - VP of Research and Science Christopher Vissman - National Sales Manager Vicor is in the process of searching for VP of Marketing. 23

Scientific Advisory Board Vicor has assembled a Scientific Advisory Board consisting of medical doctors and other professionals with experience in relevant scientific and medical fields. The advisory board provides thought-leader guidance to management regarding science, research and product development. Edward F. Lundy, M.D., Ph.D. Chief of Cardiothoracic Surgery at Good Samaritan Hospital Ph.D. in Physiology with focus on altered-state physiologies (hibernation) Mark E. Josephson, M.D. Chief of Cardiology at Beth Israel Deaconness Medical Center Author of "Clinical Cardiac Electrophysiology" Scientific Advisor to over 20 companies Hein J. J. Wellens, M.D. Professor & Chairman of Department of Cardiology Academisch Ziekenhuis Maastricht Director of Interuniversity Cardiology Institute of the Netherlands Richard M. Luceri, M.D., F.A.C.C. Director Interventional Arrhythmia Center, Holy Cross Hospital Clinical investigator in MADIT II Trial Clinical investigator & Principal Author SCD-HeFT Trial 24

Scientific Advisory Board Jules Mitchel, Ph.D., MBA Founder and President/CEO Target Health Inc. NYC Robert G. Hauser, M.D., F.A.C.C., FHRS Senior Consulting Cardiologist - Minneapolis Heart Institute Chairman Cardiovascular Services Division at Abbott Northwestern Hospital Chief Executive Officer of Cardiac Pacemakers, Inc -acquired by Guidant Jonathan Kaplan, M.D., M.P.H. Medical Director of Fidelis Care in New York Former Medical Director for Excellus Blue Cross Blue Shield David Chazanovitz Former CEO of Cambridge Heart, Inc. 25

Investment Highlights Life Saving Technology Substantial Unmet Medical Need in Risk Stratification In the Process of Entering Three Large Markets High Margin, High Operating Profit Products Attractive Business Model: "Printer, Printer Cartridge" Model with Recurring Test Revenue Highly Experienced Management Team World-class Scientific Advisory Board 26

Thank You. Vicor Technologies, Inc. 2300 NW Corporate Blvd.,Suite 123 Boca Raton, FL 33431 Phone: (877) 528-PD2i (7324) Fax: (561) 995-2449 www.vicortech.com

28 Appendix Available ICD-9 Diagnostic Codes ICD-9 Coding Example

AVAILABLE DIAGNOSTIC CODES (ICD-9 for test authorization)

CARDIOLOGY

401.0 - 405.99	Hypertension
412	Post – MI
413.9	Angina
440.9	Atherosclerosis
424.0	Mitral Valve Prolapse Syndrome
425.4	Cardiomyopathy
427.9	Cardiac Dysrhythmias
428.0	Congestive Heart Failure

ENDOCRINOLOGY

244.8	Acquired Hypothyroidism
246.9	Thyroid Disorders
256.31	Premature Menopausal Symptoms
627.2	Menopausal Syndromes

NEPHROLOGY

402.90	Hypertensive Renal Disease
586	Renal Failure

DIABETES 250 – 250.8**

INTERNAL MEDICINE

278.01	Morbid Obesity
279.3	Unspecified Immunity Deficiency
296.80	Bipolar Disease
311	Depression
300.00	Anxiety
307.4**	Sleep Disorders
530.11	GERD
536.3	Gastroparesis
564.1	Irritable Bowel Syndrome
729.1	Fibromyalgia
309.81	Post-Traumatic Stress Syndrome
782.3	Edema

NEUROLOGY

307.01	Tension Headache		
314.01	ADD/ADHD		
332.0	Parkinsonism		
333.0	Shy-Drager Syndrom (Orthostatic Hypotension with Multisystem Degeneration)		
337.00	Idiopathic Peripheral Autonomic Neuropathy	358.1	Myasthenic Syndrome (Eaton-Lambert)
337.2	Chronic Regional Pain Syndrome or RSD	458.0	Orthostatic Hypotension
340	Multiple Sclerosis	458.1	Chronic Hypotension
346.0 – 346.9**	Migraine	742.8	Other Specified Congenital Anomalies of the Nervous System
356.4	Idiopathic Progressive Polyneuropathy	780.2	Syncope and Collapse
356.8	Other Specified Idiopathic Peripheral Neuropathy	780.4	Dizziness, Light-headedness and Vertigo
356.9	Unspecified Peripheral Idiopathic Neuropathy	780.71	Chronic Fatigue Syndrome
357.2	Polyneuropathy in Diabetes	780.0	Headache
357.4	Polyneuropathy in Other Disease Classified Elsewhere	785.0	Tachycardia (Postural)

PULMONOLOGY

780.5 – 780.59	Sleep Disturbances
493.9 – 493.92**	Asthma
493.2**	COPD (Asthma with Chronic Obstructive Pulmonary Disease)

This example was put together to help aid you on proper reimbursement procedures. If you have any questions regarding reimbursement, please feel free to contact David Fater toll-free at 800-998-9964

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ATTN: BILLING DEPARTMENT
ICD-9 CODING FOR VICOR MONITORING

CPT CODING EXAMPLE:

STEP 1: **Use proper diagnosis code(s) for patient. See reverse side for ICD-9 Coding list.*****
(i.e., 250.6 Diabetes with neurological manifestations)

STEP 2: **CPT CODING for VICOR TESTING (95921 & 95922)**
95921 & 95922 are separate and distinct procedures. On occasion, certain Coding Software requires the -59 Modifier be used to unbundle claims. Please contact David Fater with any questions or concerns.

CPT CODE	DESCRIPTION	2010 NATIONAL REIMBURSEMENT AVERAGE	SUBMITTAL REQUEST
95921	**Parasympathetic Nervous System Testing**	**$75.59**	**$150**
95922	**Sympathetic Nervous System Testing**	**$91.81**	**$150**

PT CODING for 3-Lead Rhythm ECG:

During the Vicor test a 3-lead ECG is also performed. You may bill for this procedure in addition to Sympathetic and Parasympathetic testing, but you may not be paid separately if it's included in Vicor's testing.
** This code is not specific to our technology. It is not reimbursed by every insurance provider; those that are reimbursing may require a 59 Modifier. (Please refer to your states policies.)

CPT CODE	DESCRIPTION	2010 NATIONAL REIMBURSEMENT AVERAGE	SUBMITTAL REQUEST
93000**	**Routine ECG with at least 12 leads; with interpretation and report**	**$20.28**	**$25**

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